EXHIBIT 99.1

UBS INVESTMENT
    BANK
    [GRAPHIC OMITTED]


                                     $475MM
                                 (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2004-6
                                    (Issuer)

                                  MARM 2004-6

                Mortgage Asset Securitization Transactions, Inc.
                                  (Depositor)

                        UBS Real Estate Securities Inc.
                                  (Transferor)

                             Wells Fargo Bank, N.A.
                               (Master Servicer)

               Mortgage Pass-Through Certificates, Series 2004-6


                  Intitial
                 Certificate                                             Initial
                  Principal                                                W.A.                    Expected
                  Balance or                                              Months                  Initial Rating
               Notional Amount      Initial Pass-                           to      W.A. Reset    of Offered
Class               (1)(2)          Through Rate    Principal Types        Reset     Margin       Certificates(3)
-------------- ---------------      -------------   --------------------  -------   -----------   ---------------
Offered
Certificates

Class 1-A-1     $ [ 40,000,000]     [3.551]%(4)     Senior, Pass-Through    4       [2.239]%       AAA
Class 2-A-1     $ [ 70,000,000]     [3.905]%(5)     Senior, Pass-Through    34      [2.122]%       AAA
Class 3-A-1     $ [ 40,000,000]     [4.595]%(6)     Senior, Pass-Through    35      [2.276]%       AAA
Class 4-A-1     $ [ 39,000,000]     [4.197]%(7)     Senior, Sequential      59      [1.950]%       AAA
Class 4-A-2     $ [ 16,500,000]     [4.197]%(8)     Senior, Sequential      59      [1.950]%       AAA
Class 4-A-3     $ [ 30,000,000]     [4.197]%(9)     Senior, Sequential      59      [1.950]%       AAA
Class 4-A-4     $ [ 20,000,000]     [4.197]%(10)    Senior, Sequential      59      [1.950]%       AAA
Class 4-A-5     $ [ 20,000,000]     [4.197]%(11)    Senior, Sequential      59      [1.950]%       AAA
Class 4-A-6     $ [ 50,000,000]     [4.197]%(12)    Senior, Sequential      59      [1.950]%       AAA
Class 4-A-7     $ [ 60,000,000]     [4.197]%(13)    Senior, Pass-Through    59      [1.950]%       AAA
Class 5-A-1     $ [ 22,500,000]     [4.795]%(14)    Senior, Pass-Through    59      [1.950]%       AAA
Class 5-A-1     $ [ 40,000,000]     [4.763]%(15)    Senior, Pass-Through    82      [2.140]%       AAA
Class A-R       $   50              [3.551]%(16)    Senior, Residual        N/A     N/A            AAA
Class A-L-R     $   50              [3.551]%(16)    Senior, Residual        N/A     N/A            AAA
Class B-1       $ [TBD    ]         [TBD]%(17)      Subordinate             TBD     [TBD]%         AA
Class B-2       $ [TBD    ]         [TBD]%(17)      Subordinate             TBD     [TBD]%         A
Class B-3       $ [TBD    ]         [TBD]%(17)      Subordinate             TBD     [TBD]%         BBB

Non-Offered
Certificates
Class B-4       $ [TBD    ]         [TBD]%(17)      Subordinate             TBD     [TBD ] %       BB
Class B-5       $ [TBD    ]         [TBD]%(17)      Subordinate             TBD     [TBD ] %       B
Class B-6       $ [TBD    ]         [TBD]%(17)      Subordinate             TBD     [TBD ] %       NR


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

UBS      INVESTMENT
         BANK
         [GRAPHIC OMITTED]

(3)   Ratings are expected from two of the following three rating agencies:
      Fitch, Moody's and S&P.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass-through rate for the Class 4-A-2 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 4-A-3 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10) The pass-through rate for the Class 4-A-4 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class 4-A-5 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(12) The pass-through rate for the Class 4-A-6 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(13) The pass-through rate for the Class 4-A-7 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(14) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(15) The pass-through rate for the Class 6-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(16) The pass-through rate for the Class A-R and Class A-L-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(17) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

UBS      INVESTMENT
         BANK
         [GRAPHIC OMITTED]

immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).

SUMMARY

Relevant Parties

Issuer..............................   MASTR Adjustable Rate Mortgages Trust
                                       2004-6. The trust will be established
                                       under a pooling and servicing agreement
                                       among Mortgage Asset Securitization
                                       Transactions, Inc., as depositor, Wells
                                       Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate
                                       Securities Inc., as transferor, and
                                       JPMorgan Chase Bank, as trustee.

Depositor...........................   Mortgage Asset Securitization
                                       Transactions, Inc., a Delaware
                                       corporation. The depositor's address is
                                       1285 Avenue of the Americas, New York,
                                       New York 10019, telephone number (212)
                                       713-2000. See "The Depositor" in the
                                       prospectus.

Master Servicer and
Trust Administrator.................   Wells Fargo Bank, N.A., a national
                                       banking association. Wells Fargo Bank,
                                       N.A. maintains an office at 9062 Old
                                       Annapolis Road, Columbia, Maryland 21045.
                                       See "The Master Servicer and the
                                       Servicers--The Master Servicer" in the
                                       prospectus supplement.

Transferor .........................   UBS Real Estate Securities Inc. The
                                       transferor's address is 1285 Avenue of
                                       the Americas, New York, New York 10019,
                                       telephone number (212) 713-2000.

Trustee.............................   JPMorgan Chase Bank, a New York banking
                                       corporation. The trustee's principal
                                       office is 4 New York Plaza, 6th Floor,
                                       New York, New York 10004-2477. See "The
                                       Pooling and Servicing Agreement-- The
                                       Trustee" in the prospectus supplement.

Relevant Dates

Cut-Off Date........................   June 1, 2004.

Closing Date .......................   On or about June 29, 2004.

Investor Settle Date................   On or about June 30, 2004.

Distribution Date ..................   The 25(th) day of each month or, if that
                                       day is not a business day, the next
                                       business day, beginning in July 2004.

Interest Accrual Period.............   For each class of certificates, the
                                       calendar month immediately prior to the
                                       month in which the relevant distribution date occurs.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

UBS      INVESTMENT
         BANK
         [GRAPHIC OMITTED]


Optional Termination................   The master servicer may, at its option,
                                       purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement..................   Credit enhancements may reduce the harm
                                       caused to holders of certificates by
                                       shortfalls in payments collected on the
                                       loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                       Subordination. The group 1, group 2,
                                       group 3, group 4, group 5, and group 6
                                       senior certificates will receive
                                       distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, group 4, group 5, and group 6 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date ..................   July 25, 2034

Collateral..........................   The Trust's main source of funds for
                                       making distributions on the certificates will be collections on five pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status..........................   Elections will be made to treat the
                                       assets of the trust as three separate
                                       real estate mortgage investment conduits or REMICs designated as the Upper-Tier
                                       REMIC, the Middle-Tier REMIC and the
                                       Lower-Tier REMIC, respectively. The
                                       offered certificates, other than the
                                       Class AR and Class A-L-R certificates,
                                       will be treated as debt instruments of a REMIC for federal income tax purposes.
                                       The Class A-R certificates will be
                                       treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier
                                       REMIC.

ERISA Considerations ...............   If you are a fiduciary of any retirement
                                       plan or other employee benefit
                                       arrangement subject to the Employee
                                       Retirement Income Security Act of 1974,
                                       as amended, or Section 4975 of the
                                       Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate.
                                       The residual certificates may not be
                                       purchased or transferred to such a plan.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

UBS PAINEWEBBER

                                                          MARM_04-6 -- 4A1

Balance   $40,066,000.00   Delay           24            WAC(4)   4.582690    WAM(4)    359
Coupon    2.820000         Dated           06/01/2004    NET(4)   4.197255    WALA(4)   1
Settle    06/30/2004       First Payment   07/25/2004


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Pricing,
                         10 CPB, Call    15 CPB, Call      20 CPB,     25 CPB, Call    30 CPB, Call  40 CPB, Call   50 CPB, Call
        Price                (Y)            (Y)          Call (Y)           (Y)            (Y)           (Y)           (Y)
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield          Yield            Yield           Yield           Yield        Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
                99-28           2.772           2.740           2.708         2.675           2.640           2.567           2.488
                99-29           2.740           2.693           2.644         2.594           2.543           2.434           2.316
                99-30           2.708           2.645           2.580         2.514           2.446           2.301           2.144
                99-31           2.676           2.597           2.517         2.434           2.349           2.168           1.972
               100-00           2.644           2.549           2.453         2.354           2.252           2.035           1.800
               100-01           2.611           2.502           2.390         2.273           2.155           1.902           1.628
               100-02           2.579           2.454           2.326         2.193           2.058           1.770           1.457
               100-03           2.547           2.407           2.262         2.113           1.961           1.637           1.286
               100-04           2.515           2.359           2.199         2.034           1.865           1.505           1.115
------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              19              46              55            57              56              44              24
                  WAL            1.00            0.67            0.50          0.40            0.33            0.24            0.18
     Principal Window   Jul04 - Jul06   Jul04 - Oct05   Jul04 - Jun05 Jul04 - Apr05   Jul04 - Feb05   Jul04 - Dec04   Jul04 - Oct04
   Principal # Months              25              16              12            10               8               6               4
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO           1.795           1.795           1.795         1.795           1.795           1.795            1.795
            LIBOR_1YR           2.365           2.365           2.365         2.365           2.365           2.365            2.365
              CMT_1YR            2.03            2.03            2.03          2.03            2.03            2.03             2.03
------------------------------------------------------------------------------------------------------------------------------------

        EDSF    Mat  1MO   3MO     6MO     9MO     12MO    15MO   18MO   21MO    2YR     5YR     10YR
                Yld  1.5   1.602   1.906   2.178   2.448   2.686  2.9    3.095   3.206   4.469   5.307
------------------------------------------------------------------------------------------------------------------------------------

                                                          MARM 04-6 -- 4A2

UBS Securities LLC      Whole Loan ARMs Trading: 212-713-2860

Balance   $16,500,000.00   Delay           24            WAC(4)   4.582690    WAM(4)    359
Coupon    4.197255         Dated           06/01/2004    NET(4)   4.197255    WALA(4)   1
Settle    06/30/2004       First Payment   07/25/2004

------------------------------------------------------------------------------------------------------------------------------------
      Price               1               2               Pricing            4               5               6                  7
------------------------------------------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield         Yield           Yield           Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
              100-11+           3.966           3.837           3.702         3.559           3.408           3.081         2.709
              100-12+           3.953           3.818           3.676         3.527           3.368           3.025         2.635
              100-13+           3.940           3.798           3.650         3.494           3.328           2.969         2.561
              100-14+           3.927           3.779           3.624         3.461           3.287           2.913         2.487
              100-15+           3.914           3.760           3.598         3.428           3.247           2.857         2.413
              100-16+           3.901           3.740           3.572         3.395           3.207           2.801         2.340
              100-17+           3.888           3.721           3.546         3.363           3.167           2.745         2.266
              100-18+           3.875           3.702           3.520         3.330           3.127           2.689         2.192
              100-19+           3.862           3.683           3.495         3.297           3.087           2.633         2.118
------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              89              78              98           106             107              92            63
                  WAL            2.55            1.69            1.25          0.98            0.80            0.57          0.43
             Mod Durn           2.373           1.604           1.198         0.946           0.773           0.554         0.420
     Principal Window   Jul06 - Jul07   Oct05 - Jul06   Jun05 - Dec05 Apr05 - Aug05   Feb05 - Jun05   Dec04 - Feb05 Oct04 - Dec04
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO            1.71            1.71            1.71          1.71            1.71            1.71          1.71
            LIBOR_1YR          2.2325          2.2325          2.2325        2.2325          2.2325          2.2325        2.2325
              CMT_1YR            1.96            1.96            1.96          1.96            1.96            1.96          1.96
               Prepay          10 CPB          15 CPB          20 CPB        25 CPB          30 CPB          40 CPB        50 CPB
  Optional Redemption        Call (Y)        Call (Y)        Call (Y)      Call (Y)        Call (Y)        Call (Y)      Call (Y)
------------------------------------------------------------------------------------------------------------------------------------
        EDSF Mat        1MO     3MO     6MO     9MO     12MO    15MO 18MO       21MO
        Yld     1.5     1.586   1.867   2.125   2.386   2.619   2.831   3.027
------------------------------------------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                          MARM_04-6 -- 4A3

UBS PAINEWEBBER

Balance   $30,149,000.00   Delay           24            WAC(4)   4.582690    WAM(4)    359
Coupon    4.197255         Dated           06/01/2004    NET(4)   4.197255    WALA(4)   1
Settle    06/30/2004       First Payment   07/25/2004


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Pricing,
                         10 CPB, Call    15 CPB, Call      20 CPB,     25 CPB, Call    30 CPB, Call  40 CPB, Call   50 CPB, Call
        Price                (Y)            (Y)          Call (Y)           (Y)            (Y)           (Y)           (Y)
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield          Yield            Yield           Yield           Yield        Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
               98-31+           4.438           4.529           4.628         4.732           4.843           5.088         5.373
               99-00+           4.429           4.517           4.611         4.711           4.817           5.051         5.325
               99-01+           4.420           4.504           4.594         4.690           4.791           5.015         5.276
               99-02+           4.412           4.492           4.578         4.669           4.765           4.978         5.227
               99-03+           4.403           4.479           4.561         4.647           4.740           4.942         5.179
               99-04+           4.394           4.467           4.544         4.626           4.714           4.906         5.130
               99-05+           4.386           4.454           4.527         4.605           4.688           4.869         5.082
               99-06+           4.377           4.442           4.511         4.584           4.662           4.833         5.033
               99-07+           4.369           4.429           4.494         4.563           4.636           4.797         4.985
------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              26              88             135           180             214             269           319
                  WAL            4.06            2.71            2.00          1.57            1.27            0.90          0.67
     Principal Window   Jul07 - Apr09   Jul06 - Dec07   Dec05 - Jan07 Aug05 - Jun06   Jun05 - Feb06   Feb05 - Aug05 Dec04 - Apr05
   Principal # Months              22              18              14            11               9               7             5
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO           1.795           1.795           1.795         1.795           1.795           1.795         1.795
            LIBOR_1YR           2.365           2.365           2.365         2.365           2.365           2.365         2.365
              CMT_1YR            2.03            2.03            2.03          2.03            2.03            2.03          2.03
------------------------------------------------------------------------------------------------------------------------------------
Yield   Curve   Mat     1MO      3MO      6MO     1YR     2YR     3YR     5YR     10YR    30YR
                Yld     1.21125  1.46875  1.795   2.365   3.21    3.7595  4.478   5.305   5.8765
------------------------------------------------------------------------------------------------------------------------------------

                                                          MARM_04-6 -- 4A4

UBS PAINEWEBBER

Balance   $21,776,000.00   Delay           24            WAC(4)   4.582690    WAM(4)    359
Coupon    4.197255         Dated           06/01/2004    NET(4)   4.197255    WALA(4)   1
Settle    06/30/2004       First Payment   07/25/2004


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Pricing,
                         10 CPB, Call    15 CPB, Call      20 CPB,     25 CPB, Call    30 CPB, Call  40 CPB, Call   50 CPB, Call
        Price                (Y)            (Y)          Call (Y)           (Y)            (Y)           (Y)           (Y)
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield          Yield            Yield           Yield           Yield        Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
                97-24           4.701           4.779           4.957         5.147           5.348           5.797         6.319
                97-25           4.694           4.771           4.945         5.132           5.330           5.771         6.285
                97-26           4.686           4.762           4.933         5.117           5.312           5.746         6.252
                97-27           4.679           4.753           4.922         5.103           5.294           5.721         6.218
                97-28           4.671           4.744           4.910         5.088           5.276           5.696         6.185
                97-29           4.664           4.736           4.899         5.073           5.259           5.671         6.151
                97-30           4.657           4.727           4.887         5.059           5.241           5.646         6.118
                97-31           4.649           4.718           4.876         5.044           5.223           5.621         6.084
                98-00           4.642           4.710           4.864         5.030           5.205           5.596         6.051
------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              26              60             115           169             215             304           382
                  WAL            4.82            4.07            3.00          2.34            1.90            1.34          1.00
     Principal Window   Apr09 - Apr09   Dec07 - Mar09   Jan07 - Dec07 Jun06 - Mar07   Feb06 - Sep06   Aug05 - Jan06 Apr05 - Aug05
   Principal # Months               1              16              12            10               8               6             5
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO           1.795           1.795           1.795         1.795           1.795           1.795         1.795
            LIBOR_1YR           2.365           2.365           2.365         2.365           2.365           2.365         2.365
              CMT_1YR            2.03            2.03            2.03          2.03            2.03            2.03          2.03
------------------------------------------------------------------------------------------------------------------------------------
Yield   Curve   Mat     1MO     3MO     6MO     1YR     2YR 3YR 5YR     10YR    30YR
                Yld     1.21125 1.46875 1.795   2.365   3.21    3.7595  4.478   5.305 5.8765
------------------------------------------------------------------------------------------------------------------------------------

                                                          MARM_04-6 -- 4A5

UBS PAINEWEBBER

Balance   $21,515,000.00   Delay           24            WAC(4)   4.582690    WAM(4)    359
Coupon    4.197255         Dated           06/01/2004    NET(4)   4.197255    WALA(4)   1
Settle    06/30/2004       First Payment   07/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Pricing,
                         10 CPB, Call    15 CPB, Call      20 CPB,     25 CPB, Call    30 CPB, Call  40 CPB, Call   50 CPB, Call
        Price                (Y)            (Y)          Call (Y)           (Y)            (Y)           (Y)           (Y)
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield          Yield            Yield           Yield           Yield        Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
                96-11           5.040           5.041           5.158         5.403           5.664           6.235         6.909
                96-12           5.033           5.033           5.150         5.392           5.651           6.216         6.883
                96-13           5.025           5.025           5.141         5.381           5.637           6.197         6.858
                96-14           5.018           5.018           5.132         5.370           5.624           6.178         6.833
                96-15           5.010           5.010           5.124         5.359           5.610           6.159         6.807
                96-16           5.002           5.003           5.115         5.348           5.597           6.141         6.782
                96-17           4.995           4.995           5.106         5.337           5.583           6.122         6.757
                96-18           4.987           4.988           5.097         5.326           5.570           6.103         6.732
                96-19           4.980           4.980           5.089         5.315           5.556           6.084         6.706

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              60              60              95           152             207             309           414
                  WAL            4.82            4.82            4.15          3.22            2.60            1.83          1.36
     Principal Window   Apr09 - May09   Mar09 - Apr09   Dec07 - Apr09 Mar07 - Mar08   Sep06 - Jun07   Jan06 - Aug06 Aug05 - Jan06
   Principal # Months               2               2              17            13              10               8             6
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO           1.795           1.795           1.795         1.795           1.795           1.795         1.795
            LIBOR_1YR           2.365           2.365           2.365         2.365           2.365           2.365         2.365
              CMT_1YR            2.03            2.03            2.03          2.03            2.03            2.03          2.03

------------------------------------------------------------------------------------------------------------------------------------
Yield   Curve   Mat     1MO       3MO       6MO     1YR     2YR 3YR 5YR     10YR    30YR
                Yld     1.21125   1.46875   1.795   2.365   3.21    3.7595  4.478   5.305 5.8765
------------------------------------------------------------------------------------------------------------------------------------

                                                          MARM 04-6 -- 4A7

UBS Securities LLC      Whole Loan ARMs Trading: 212-713-2860

Balance   $60,000,000.00   Delay           24            WAC(4)   4.582690    WAM(4)    359
Coupon    4.197255         Dated           06/01/2004    NET(4)   4.197255    WALA(4)   1
Settle    06/30/2004       First Payment   07/25/2004

------------------------------------------------------------------------------------------------------------------------------------
      Price               1               2               Pricing            4               5               6                  7
------------------------------------------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield         Yield           Yield           Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
                98-01           4.749           4.818           4.895         4.982           5.081           5.321         5.671
                98-02           4.740           4.807           4.882         4.968           5.065           5.301         5.644
                98-03           4.730           4.796           4.870         4.954           5.049           5.280         5.617
                98-04           4.721           4.786           4.858         4.940           5.033           5.260         5.590
                98-05           4.711           4.775           4.845         4.926           5.017           5.240         5.563
                98-06           4.701           4.764           4.833         4.912           5.002           5.219         5.536
                98-07           4.692           4.753           4.821         4.898           4.986           5.199         5.509
                98-08           4.682           4.742           4.808         4.884           4.970           5.178         5.482
                98-09           4.673           4.731           4.796         4.870           4.954           5.158         5.455
------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              68              90             114           141             167             226           296
                  WAL            3.72            3.26            2.87          2.53            2.22            1.71          1.28
             Mod Durn           3.307           2.914           2.572         2.270           2.001           1.555         1.175
     Principal Window   Jul04 - May09   Jul04 - May09   Jul04 - May09 Jul04 - May09   Jul04 - May09   Jul04 - Apr09 Jul04 - Mar08
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO            1.71            1.71            1.71          1.71            1.71            1.71          1.71
            LIBOR_1YR          2.2325          2.2325          2.2325        2.2325          2.2325          2.2325        2.2325
              CMT_1YR            1.96            1.96            1.96          1.96            1.96            1.96          1.96
               Prepay          10 CPB          15 CPB          20 CPB        25 CPB          30 CPB          40 CPB        50 CPB
  Optional Redemption        Call (Y)        Call (Y)        Call (Y)      Call (Y)        Call (Y)        Call (Y)      Call (Y)
------------------------------------------------------------------------------------------------------------------------------------
Yield Curve   Mat         1MO       3MO       6MO       1YR      2YR      3YR       5YR     10YR     30YR
              Yld     1.21125   1.46875     1.795     2.365   3.2275     3.777    4.486    5.318     5.88
------------------------------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                          MARM 04-6 -- 5A1

UBS Securities LLC      Whole Loan ARMs Trading: 212-713-2860

Balance   $22,500,000.00   Delay           24            WAC(5)   5.133704    WAM(5)    359
Coupon    4.795186         Dated           06/01/2004    NET(5)   4.795186    WALA(5)   1
Settle    06/30/2004       First Payment   07/25/2004

------------------------------------------------------------------------------------------------------------------------------------
      Price               1               2               Pricing            4               5               6                  7
------------------------------------------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield         Yield           Yield           Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
                99-17           4.889           4.895           4.901         4.909           4.917           4.938         4.969
                99-18           4.879           4.884           4.889         4.895           4.902           4.919         4.942
                99-19           4.870           4.873           4.877         4.881           4.886           4.899         4.916
                99-20           4.860           4.863           4.865         4.868           4.871           4.879         4.890
                99-21           4.851           4.852           4.853         4.854           4.855           4.859         4.864
                99-22           4.842           4.841           4.841         4.840           4.840           4.839         4.837
                99-23           4.832           4.831           4.829         4.827           4.825           4.819         4.811
                99-24           4.823           4.820           4.817         4.813           4.809           4.799         4.785
                99-25           4.813           4.809           4.805         4.799           4.794           4.779         4.759
------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              80              97             113           132             150             187           226
                  WAL            3.77            3.30            2.90          2.55            2.24            1.72          1.28
             Mod Durn           3.324           2.926           2.586         2.285           2.018           1.571         1.190
     Principal Window   Jul04 - Jun09   Jul04 - May09   Jul04 - May09 Jul04 - May09   Jul04 - May09   Jul04 - Apr09 Jul04 - Mar08
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO            1.71            1.71            1.71          1.71            1.71            1.71          1.71
            LIBOR_1YR          2.2325          2.2325          2.2325        2.2325          2.2325          2.2325        2.2325
              CMT_1YR            1.96            1.96            1.96          1.96            1.96            1.96          1.96
               Prepay          10 CPB          15 CPB          20 CPB        25 CPB          30 CPB          40 CPB        50 CPB
  Optional Redemption        Call (Y)        Call (Y)        Call (Y)      Call (Y)        Call (Y)        Call (Y)      Call (Y)
------------------------------------------------------------------------------------------------------------------------------------
          Yield Curve   Mat         1MO       3MO     6MO     1YR       2YR      3YR     5YR     10YR    30YR
                        Yld     1.21125   1.46875   1.795   2.365    3.2275    3.777   4.486    5.318    5.88
------------------------------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                          MARM 04-6 -- 6A1

UBS Securities LLC      Whole Loan ARMs Trading: 212-713-2860

Balance   $40,000,000.00   Delay           24            WAC(6)   5.089927    WAM(6)    358
Coupon    4.763591         Dated           06/01/2004    NET(6)   4.763591    WALA(6)   2
Settle    06/30/2004       First Payment   07/25/2004    FORMULA: RUN TO THE EARLIER OF THE WTD. AVE. RESET OR CALL

------------------------------------------------------------------------------------------------------------------------------------
      Price               1               2               Pricing            4               5               6                  7
------------------------------------------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield         Yield           Yield           Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
                98-06           5.189           5.255           5.329         5.414           5.511           5.755         6.063
                98-07           5.181           5.246           5.318         5.401           5.496           5.735         6.037
                98-08           5.173           5.236           5.307         5.388           5.481           5.715         6.010
                98-09           5.165           5.227           5.296         5.376           5.466           5.695         5.984
                98-10           5.157           5.218           5.285         5.363           5.451           5.675         5.957
                98-11           5.149           5.208           5.274         5.350           5.437           5.655         5.931
                98-12           5.141           5.199           5.263         5.337           5.422           5.635         5.904
                98-13           5.133           5.189           5.253         5.325           5.407           5.615         5.878
                98-14           5.125           5.180           5.242         5.312           5.392           5.595         5.851
------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              78             110             138           166             198             265           333
                  WAL            4.70            3.96            3.36          2.86            2.44            1.77          1.31
             Mod Durn           3.981           3.385           2.898         2.487           2.142           1.585         1.194
     Principal Window   Jul04 - Apr11   Jul04 - Apr11   Jul04 - Apr11 Jul04 - Apr11   Jul04 - Apr11   Jul04 - Apr10 Jul04 - Oct08
------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO            1.71            1.71            1.71          1.71            1.71            1.71          1.71
            LIBOR_1YR          2.2325          2.2325          2.2325        2.2325          2.2325          2.2325        2.2325
              CMT_1YR            1.96            1.96            1.96          1.96            1.96            1.96          1.96
               Prepay          10 CPR          15 CPR          20 CPR        25 CPR          30 CPR          40 CPR        50 CPR
  Optional Redemption        Call (Y)        Call (Y)        Call (Y)      Call (Y)        Call (Y)        Call (Y)      Call (Y)
------------------------------------------------------------------------------------------------------------------------------------
Yield   Curve   Mat       1MO       3MO       6MO       1YR     2YR       3YR     5YR    10YR    30YR
                Yld       1.21125   1.46875   1.795   2.365     3.2275  3.777   4.486   5.318   5.88
------------------------------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.